NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2024
Nature Of Operations [Abstract]
NATURE OF OPERATIONS [Text Block]

1.  NATURE OF OPERATIONS

First Majestic Silver Corp. (the "Company" or "First Majestic") is in the business of production, development, exploration, and acquisition of mineral properties with a focus on silver and gold production in North America. The Company owns three producing mines in Mexico consisting of the Santa Elena Silver/Gold Mine, the San Dimas Silver/Gold Mine, and the La Encantada Silver Mine. The Company also owns the Jerritt Canyon Gold Mine in Nevada, USA which the Company placed on temporary suspension on March 20, 2023 to focus on exploration, definition, and expansion of the mineral resources and optimization of mine planning and plant operations. The Company owns two additional mines in Mexico that are in suspension: the San Martin Silver Mine and the Del Toro Silver Mine, and several exploration stage projects. In addition, the Company is the 100% owner and operator of its own minting facility, First Mint, LLC ("First Mint"). On September 5, 2024, the Company announced that it had entered into a definitive agreement (the "Merger Agreement") with Gatos Silver, Inc. ("Gatos") pursuant to which it will, subject to the satisfaction of certain conditions, acquire all of the shares of Gatos common stock, which holds a 70% joint venture interest in the Cerro Los Gatos underground silver mine in Chihuahua, Mexico. On January 16, 2025, the Company completed the acquisition of 100% of the issued and outstanding shares of Gatos.

First Majestic is incorporated in the Province of British Columbia, Canada, and is publicly listed on the New York Stock Exchange ("NYSE") and the Toronto Stock Exchange ("TSX")  under the symbol "AG", and on the Frankfurt Stock Exchange under the symbol "FMV". The Company's head office and principal address is located at Suite 1800 - 925 West Georgia Street, Vancouver, British Columbia, V6C 3L2, Canada.